UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
WSFS FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WSFS Financial Corporation
Important Notice Regarding the Internet
Availability of Proxy Materials for the Annual
Meeting of Stockholders to be held virtually on
May 14, 2026 at 4:00 PM Eastern Time
This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and 2025 Annual Report are available at https://web.viewproxy.com/wsfs/2026.
If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before May 6, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

CONTROL NUMBER
You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.
To the Stockholders of WSFS Financial Corporation:
The 2026 Annual Meeting of Stockholders of WSFS Financial Corporation will be held virtually on May 14, 2026 4:00 PM Eastern Time.
The 2026 Annual Meeting of Stockholders of WSFS FINANCIAL CORPORATION will be held virtually on May 14, 2026 at 4:00 PM EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at https://web.viewproxy.com/wsfs/2026 and then using your Control Number below. Your registration must be received by 11:59 PM EDT on May 11, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled Meeting and Other Information.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3.
Proposal 1: The election of three directors for a three-year term ending at the 2029 Annual Meeting of Stockholders.
ELECTION OF DIRECTORS:
(1) Eleuthère I. du Pont
(2) Michelle Hong
(3) David G. Turner
Proposal 2. The approval, on an advisory (non-binding) basis, of the compensation of WSFS Financial Corporation’s named executive officers.
Proposal 3. The ratification of the appointment of KPMG LLP as WSFS Financial Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
NOTE: Such other matters as may properly come before the meeting or any adjournment thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Materials for this Annual Meeting and future meetings may be requested by one of the following methods:

Internet: Go to https://web.viewproxy.com/wsfs/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free
E-Mail:
By e-mail at: requests@viewproxy.com
* If requesting material(s) by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request.

CONTROL NUMBER

VOTING METHODS

Via Internet prior to the Annual Meeting:
Go to www.AALvote.com/WSFS
Have your 11-digit Virtual Control Number available and follow the prompts.
•Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card.
Via Internet during the Annual Meeting:
Go to www.AALvote.com/WSFS
Have your 11-digit Virtual Control Number available and follow the prompts.

WSFS Financial Corporation